                                                                    Exhibit 99.3


[MERRILL LYNCH LOGO] COMPUTATIONAL MATERIALS FOR
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                     SERIES 2004-WMC3
                     MORTGAGE POOL COLLATERAL SUMMARY

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                              ABS NEW TRANSACTION


                            COMPUTATIONAL MATERIALS

                          $[704,651,000] (APPROXIMATE)
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                           MORTGAGE LOAN ASSET-BACKED
                         CERTIFICATES, SERIES 2004-WMC3



                      MERRILL LYNCH MORTGAGE CAPITAL INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                   DEPOSITOR

                               WMC MORTGAGE CORP.
                                   ORIGINATOR

                          HOMEQ SERVICING CORPORATION
                                    SERVICER

                        WELLS FARGO BANK MINNESOTA, N.A.
                                    TRUSTEE


                                 APRIL 29, 2004

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Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO] COMPUTATIONAL MATERIALS FOR
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                     SERIES 2004-WMC3
                     MORTGAGE POOL COLLATERAL SUMMARY

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Except as provided in the following paragraph, the attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. Except as provided in the following paragraph, the information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Notwithstanding anything to the contrary contained herein, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials (and each employee, representative or other agent of the recipient) may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the issuer and the certificates, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the certificates, and all materials of any kind (including opinions and other tax analyses) relating to such federal tax treatment or tax structure other than the identity of the issuer and information that would permit the identification of the issuer.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.


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Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                                                                                                              DOC
                                        LTV                          DTI                         FICO                       NON-FULL
                              AVG LTV   MIN LTV  MAX LTV  AVG DTI  MIN DTI  MAX DTI  AVG FICO  MIN FICO  MAX FICO  FULL DOC   DOC
                              -------   -------  -------  -------  -------  -------  --------  --------  --------  --------   ---
               IO Loans       81.97     45.00    95.00      36.96     8       58       680       610       798       68.76   31.24

Low Bal        < $50k         96.99     36.92    100.00     38.58     3       59       656       503       793       43.99   56.01
               $50k to $100k  82.18     17.65    100.00     38.89     1       60       640       498       810       48.37   51.63

High Coupon    8% to 9%       86.51     31.03    100.00     38.05     3       59       605       499       791       58.98   41.02
               9% to 10%      91.63     21.61    100.00     38.05     3       57       619       500       783       59.13   40.87
               > 10%          98.52     66.67    100.00     40.29     2       57       650       504       793       31.70   68.30

Occupancy      Non-Owner Occ  80.44     31.03    100.00     36.03     1       60       667       512       810       40.00   60.00

               2nd lien       99.28     68.00    100.00     39.94     2       59       664       564       793       40.77   59.23

Doc Type       Non-Full Doc   81.71     21.61    100.00     38.28     1       60       654       498       810       0.00    100.00

Property Type  Non SFR        83.26     17.65    100.00     39.09     1       60       650       502       803       49.25   50.75

Delinq         60+ days       NA        NA       NA       NA          NA      NA        NA        NA        NA         NA      NA

TOP 5 STATES  TOP 5 PROP  DOC TYPE       PURPOSE           OCC CODES       ORIG PREPAY PENALTY
------------  ----------  --------       -------           ---------       -------------------
CA 62.11%     SFR 73.36%  Full 48.24%    PUPCHASE 48.95%   Owner 94.59%    0mo 17.95%
NY 3.61%      PUD 12.63%  Stream 20.88%  CO REFI 38.24%    Invest 4.01%    12mo    4.11%
TX 2.78%      CO 8.68%    Stated 13.96%  Rate/Term 12.81%  2nd 1.40%       24mo    55.27%
IL 2.66%      2-4F 5.06%  Limited 6.75%                                    36mo    22.64%
AZ 2.53%      MH 0.23%    Full/Alt 5.53%                                   60mo    0.03%
                          Lite 4.64%

LARGEST 10 LOANS

Balance      State     MSA     Loan Type          LTV      DTI     FICO   Prop Type   Purpose      Occ Codes  Orig Prepay Penalty
-------      -----     ---     ---------          ---      ---     ----   ---------   -------      ---------  -------------------
1,025,111    CA                5/6 LIBOR         75.10    35.74     721      SFD      Cashout      Own Occ            32
993,605      CA                2/6 LIBOR         65.00    43.00     718      SFD      Rate/Term    Invest             24
992,599      TN                6 Month LIBOT     39.80    20.00     682      SFD      Cashout      Own Occ            12
992,261      CA                2/6 LIBOR         56.74    53.00     597      SFD      Rate/Term    Own Occ            36
945,039      CA                2/6 LIBOR         86.71    41.00     675      SFD      Purchase     Own Occ            24
941,921      CA                3/6 LIBOR         83.99    46.00     759      SFD      Purchase     Own Occ            24
939,867      CA                30 Year Fixed     69.81    34.00     665      SFD      Cashout      Own Occ            36
897,881      CA                2/6 LIBOR         75.00    34.00     683      SFD      Purchase     Own Occ            36
849,713      CA                5/6 LIBOR         85.46    37.00     651      SFD      Purchase     Own Occ            24
842,814      CA                2/6 LIBOR         84.00    52.00     670      SFD      Purchase     Own Occ            24